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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)      August 17, 1997
                                                      ---------------

                          CENFED FINANCIAL CORPORATION
                          ----------------------------
             (Exact Name of Registrant as Specified in Its Charter)


           DELAWARE                     0-19491                  95-4314853
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 (State or Other Jurisdiction      (Commission File          (I.R.S. Employer
      of Incorporation)                 Number)              Identification No.)


  199 North Lake Avenue, Pasadena, California                     91109
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   (Address of Principal Executive Offices)                     (Zip Code)

Registrant's Telephone Number, Including Area Code  (626) 585-2400
                                                    --------------

                                (Not Applicable)
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS.

         On August 17, 1997, CENFED Financial Corporation (the "Registrant") entered into an Agreement and Plan of Merger (the "Merger Agreement") with Golden State Bancorp, Inc., a Delaware corporation ("GSB"), pursuant to which GSB will acquire the Registrant through the merger of a wholly-owned subsidiary of GSB with the Registrant (the "Merger"). As a result of the Merger, each outstanding share of the Registrant's common stock, par value $.01 per share, will be converted into the right to receive 1.2 shares of common stock of GSB, par value $1.00 per share. The Merger is conditioned upon, among other things, the receipt of all necessary regulatory approvals, the adoption and approval of the Merger Agreement by stockholders of the Registrant and certain other customary conditions. The Merger is expected to be completed in the first quarter of calendar 1998. The Merger Agreement is attached as Exhibit 2.1 hereto and is hereby incorporated herein by reference.

         On August 18, 1997, the Registrant and GSB issued a press release and held a conference call with financial analysts, institutional shareholders and other invited guests relating to the Merger Agreement and the related transactions. A copy of the press release is attached as Exhibit 99.1 hereto and is hereby incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         The following exhibits are filed as part of this report:

2.1 Agreement and Plan of Merger, dated as of August 17, 1997 by and between the Registrant and Golden State Bancorp Inc.

99.1     Press release, dated August 18, 1997.



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                                    SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   August 26, 1997

                                    CENFED FINANCIAL CORPORATION



                                    By: /s/ STEVEN P. NEIFFER
                                        -------------------------------
                                        Name:  Steven P. Neiffer
                                        Title: Principal Accounting Officer


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                                  EXHIBIT INDEX


Exhibit
Number                     Description
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2.1      Agreement and Plan of Merger, dated as of August 17, 1997, by and between the Registrant and Golden State Bancorp, Inc.

99.1     Press release, dated August 18, 1997.


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